                                                                    Exhibit 10.7


          AMENDMENT AND RESTATEMENT AGREEMENT dated as of October 20, 1999 (this
               "Amendment and Restatement"), in respect of the US$1,100,000,000 Credit Agreement dated as of December 21, 1994, as amended and restated as of October 23, 1998 (the "Credit Agreement" and, as amended by this Amendment and Restatement, the "Amended and Restated Credit Agreement"), among The Seagram Company Ltd. (the "Borrower"), the Lenders party thereto, and Bank of Montreal, as Administrative Agent (in such capacity, the "Administrative Agent").

          The Borrower has requested that the Credit Agreement be amended and restated as set forth below, and the parties hereto are willing so to amend and restate the Credit Agreement. Each capitalized term used but not defined herein has the meaning assigned thereto in the Credit Agreement. Concurrently herewith, the Borrower and Joseph E. Seagram & Sons, Inc. are entering into amendments (the "Other Amendments"), similar to those described in Section 1(b) below, with respect to (i) the US$6,500,000,000 Credit Agreement dated as of October 21, 1998, among Joseph E. Seagram & Sons, Inc., the Borrower, J.E. Seagram Corp., the lenders party thereto, The Chase Manhattan Bank, as administrative agent, Citibank, N.A., as syndication agent, and Bank of America NT&SA and Bank of Montreal, as co-documentation agents, and (ii) the US$2,000,000,000 Credit Agreement dated as of November 23, 1994, as amended and restated as of October 21, 1998, among Joseph E. Seagram & Sons, Inc., the Borrower, J.E. Seagram Corp., the lenders party thereto, The Chase Manhattan Bank, as administrative agent, Citibank, N.A., as syndication agent, and Bank of Montreal, as documentation agent.

          In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

          SECTION 1. Amendments. Upon the effectiveness of this Amendment and Restatement as provided in Section 3 below, the Credit Agreement shall be amended and restated in its current form, but with the following changes:


          (a) Pricing Grid. The definition of "Applicable Rate" is hereby amended by (i) replacing "50%" with "33.3%" in clauses (i) and (ii) of the proviso to the first sentence thereof, (ii) replacing "0.075%" with "0.250%" in such proviso and (iii) replacing the chart with the following:

----------------------------------------------------------------------------
           Index Debt               Eurodollar                Facility Fee
           ----------               ----------                ------------
            Ratings:                  Spread                       Rate
            --------                  ------                       ----
----------------------------------------------------------------------------
           > = A-/A3                   0.51%                       0.09%
----------------------------------------------------------------------------
           BBB+/Baa1                   0.55%                       0.10%
----------------------------------------------------------------------------
            BBB/Baa2                  0.575%                      0.125%
----------------------------------------------------------------------------
           BBB-/Baa3                   0.60%                       0.15%
----------------------------------------------------------------------------
            BB+/Ba1                   0.725%                      0.225%
----------------------------------------------------------------------------
           <BB+/Ba1                    1.00%                       0.25%
----------------------------------------------------------------------------



          (b) General Amendments. (i) the definition of "Leverage Ratio" in the Credit Agreement is hereby amended by adding at the end thereof the following new sentence:

          For purposes of calculating the Leverage Ratio, Total Debt shall not include 90% of the Indebtedness under the 7.50% Adjustable Conversion-rate Equity Security Units in the form issued on June 15, 1999 (including under the subordinated deferrable notes that are a part thereof).

          (ii) Section 6.01(e) of the Credit Agreement is hereby amended by adding the words "and the aggregate amount of other payment obligations" after the word "Indebtedness" in clause (A) thereof and by deleting the word "and" at the end thereof.

          (iii) Section 6.01(f) of the Credit Agreement is hereby amended (A) by adding the words "and other payment obligations" after the words "other Liens to secure Indebtedness" therein, (B) by adding the words "and the aggregate amount of other payment obligations" after the words "principal amount of Indebtedness" therein and (C) by changing the period to a semi-colon and adding the word "and" at the end thereof.

          (iv) The following new Section 6.01(g) is hereby added to the Credit Agreement after Section 6.01(f) thereof:

          (g) Liens on equity interests in special purpose entities securing only Indebtedness and other obligations of such entities that was incurred for the purpose of financing (including through securitizations) films, television programming, music and other intellectual property.

          (v) Clause (v) of Section 6.04 of the Credit Agreement is hereby deleted and replaced with:

          (v) clause (a) of the foregoing shall not apply to prohibitions, restrictions and conditions arising pursuant to contractual arrangements (other than arrangements with respect to Indebtedness) entered into in the ordinary course of business relating to (I) specific items of property (other than equity interests) or (II) the equity interests of special purpose vehicles that own no material assets other than the specific items of property referred to in clause (I) subject to such contractual arrangements; provided that (x) such prohibitions, restrictions and conditions apply only to such specific items of property and such equity interests of special purpose vehicles which are subject to such contractual arrangements and (y) if the aggregate amount (without duplication) of property and equity interests of special purpose vehicles subject to such prohibitions, restrictions or conditions exceeds 5% of the Consolidated Total Assets of the Borrower at any time, the amount of such excess (the "Restricted Property Amount"), when added to (A) the aggregate principal amount of Indebtedness and the aggregate amount of other payment obligations secured by Liens permitted only by paragraph (f) of Section
     6.01 and (B) the aggregate amount of Attributable Debt of Sale and Lease-Back Transactions permitted only by paragraph (e) of Section 6.01 shall not exceed 15% of the Consolidated Total Assets of the Borrower at such time,

          SECTION 2. Representations and Warranties. The Borrower represents and warrants as of the date hereof to each of the Lenders that:

          (a) Before and after giving effect to this Amendment and Restatement, the representations and warranties set forth in the Credit Agreement are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

          (b) Immediately before and after giving effect to this Amendment and Restatement, no Event of Default or Default has occurred and is continuing.

          SECTION 3. Conditions to Effectiveness. The amendments set forth in
Section 1 of this Amendment and Restatement shall become effective, as of the date hereof, on the date (the "Amendment Closing Date") on which (i) the Administrative Agent shall have received counterparts of this Amendment and Restatement that, when taken together, bear the signatures of the Borrower, the Administrative Agent, and the Required Lenders and (ii) the Other Amendments shall have become, or shall simultaneously become, effective in accordance with their terms.

          SECTION 4. Agreement. Except as specifically stated herein, the provisions of the Credit Agreement are and shall remain in full force and effect. As used therein, the terms "Credit Agreement", "herein", "hereunder", "hereinafter", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as amended hereby.

          SECTION 5. APPLICABLE LAW. THIS AMENDMENT AND RESTATEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE PROVINCE OF QUEBEC AND THE FEDERAL LAWS OF CANADA APPLICABLE THEREIN.

          SECTION 6. Counterparts. This Amendment and Restatement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

          SECTION 7. Expenses. The Borrower agrees to reimburse the Administrative Agent for all out-of-pocket expenses incurred by it in connection with this Amendment and Restatement, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Restatement to be duly executed by their respective authorized officers as of the day and year first written above.

                    THE SEAGRAM COMPANY LTD.,

                      by
                         /s/ John R. Preston
                         ---------------------------------------
                         Name: John R. Preston
                         Title: Vice President &
                         Treasurer

                    BANK OF MONTREAL, individually
                    and as Administrative Agent,

                      by
                         /s/ Jeffrey N. Wieser
                         ---------------------------------------
                         Name: Jeffrey N. Wieser
                         Title: Managing Director

                    BANQUE NATIONALE DE PARIS
                    (CANADA)

                      by
                         /s/ Frank L. Shaw
                         ---------------------------------------
                         Name: Frank L. Shaw
                         Title: Vice President and
                         Deputy Manager

                      by
                         /s/ Blaise Cloutier
                         ---------------------------------------
                         Name: Blaise Cloutier
                         Title: Vice President

                    ABN-AMRO BANK CANADA

                      by
                         /s/ Michel Hylands
                         ---------------------------------------
                         Name: Michel Hylands
                         Title: Group Vice President

                      by
                         /s/ Francois Bienvenue
                         ---------------------------------------
                         Name: Francois Bienvenue
                         Title: Assistant Vice
                         President

                    BANK OF AMERICA CANADA

                      by
                         /s/ Richard J. Hall
                         ---------------------------------------
                         Name: Richard J. Hall
                         Title: Vice President

                    THE BANK OF NOVA SCOTIA

                      by
                         /s/ D. M. Torrey
                         ---------------------------------------
                         Name: D. M. Torrey
                         Title: Relationship Manager

                    BANK OF TOKYO-MITSUBISHI (CANADA)

                      by
                         /s/ Amos W. Simpson
                         ---------------------------------------
                         Name: Amos W. Simpson
                         Title: Vice President and
                         General Manager

                    THE CHASE MANHATTAN BANK

                      by
                         /s/ Robert T. Sacks
                         ---------------------------------------
                         Name: Robert T. Sacks

                                                                               8
                         Title: Managing Director

                    CITIBANK CANADA

                      by
                         /s/ Adam Shepherd
                         ---------------------------------------
                         Name: Adam Shepherd
                         Title: Vice President
                      GRB/Toronto

                    CREDIT SUISSE FIRST BOSTON CANADA

                      by
                         /s/ W. M. McFarland
                         ---------------------------------------
                         Name: W. M. McFarland
                         Title: Vice President

                      by
                         /s/ Peter Chauvin
                         ---------------------------------------
                         Name: Peter Chauvin
                         Title: Vice President

                    DEUTSCHE BANK CANADA

                      by
                         /s/ T. G. Leonard
                         ---------------------------------------
                         Name: T. G. Leonard
                         Title: Vice President

                      by
                         /s/ R. A. Johnston
                         ---------------------------------------
                         Name:
                         Title:

                    HSBC BANK CANADA

                      by

                         /s/ Anastasios Georgiou
                         ---------------------------------------
                         Name: Anastasios Georgiou
                         Title: Asst. Vice President

                      by
                         /s/ Peter Leenaars
                         ---------------------------------------
                         Name: Peter Leenaars

                         Title: Senior Manager
                    THE INDUSTRIAL BANK OF JAPAN
                    (CANADA)

                      by
                         /s/ Campbell McLeish
                         ---------------------------------------
                         Name: Campbell McLeish
                         Title: Senior Vice President

                    J.P. MORGAN (CANADA)

                      by
                         /s/ John Maynard
                         ----------
                         Name: John Maynard
                         Title: Vice President

                    MELLON BANK CANADA

                      by
                         /s/ Wendy B. H. Bocti
                         ---------------------------------------
                         Name: Wendy B. H. Bocti
                         Title: Vice President

                    ROYAL BANK OF CANADA

                      by
                         /s/ Barbara Meijer
                         ---------------------------------------
                         Name: Barbara Meijer
                         Title: Senior Manager

                    SOCIETE GENERALE (CANADA)

                      by
                         /s/ Robert Page
                         ---------------------------------------
                         Name: Robert Page
                         Title: Director

                      by
                         /s/ Jean A. Elie
                         ---------------------------------------
                         Name: Jean A. Elie
                         Title: Managing Director